                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 April 18, 2001
                                 --------------
                                (Date of Report)


                               Claimsnet.com inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   001-14665                 75-2649230
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)

          12801 N. Central Expressway, Suite 1515, Dallas, Texas 75243
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 458-1701
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

Item 5.  Miscellaneous

         On April 18, 2001, Claimsnet.com, Inc. ("Registrant") issued a press release relating to the investment by McKessonHBOC, Inc. in Registrant, a copy of which is filed herewith as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(a)      Exhibits

         99.1     Press Release dated April 18, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 18, 2001

                                           CLAIMSNET.COM, INC.



                                           By:    /s/ Paul W. Miller
                                              ---------------------------------
                                              Name:  Paul W. Miller
                                              Title: Chief Financial Officer